Exhibit 24.1
POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ Alfredo Altavilla
Alfredo Altavilla

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ Judy L. Altmaier
Judy L. Altmaier

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ J. Palmer Clarkson
J. Palmer Clarkson

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ Danny L. Cunningham
Danny L. Cunningham

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ E. James Ferland
E. James Ferland

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ Richard D. Holder
Richard D. Holder

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ Lynn C. Minella
Lynn C. Minella

POWER OF ATTORNEY
THE UNDERSIGNED director of Enerpac Tool Group Corp. (the “Corporation”) hereby appoints James P. Denis III and Bryan R. Johnson and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission post-effective amendments on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of withdrawing from registration under the Act unsold securities registered under the following registration statements on Form S-8, with full power and authority to take or cause to be taken all other actions that in the judgement of such appointed person(s) may be necessary or appropriate to effect withdrawal from registration of such securities:
•Registration No. 333-42353;
•Registration No. 333-61389;
•Registration No. 333-60564; and
•Registration No. 333-179007.

EXECUTED on the 29th day of April, 2022.

/s/ Sydney S. Simmons
Sydney S. Simmons